UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report:  March 5, 2018
(Date of earliest event reported: February 27, 2018)
______________

HAVERTY FURNITURE COMPANIES, INC.
(Exact name of registrant as specified in its charter)
______________

Maryland	1-14445	58-0281900
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Johnson Ferry Road, Suite 800, Atlanta, Georgia 30342
(Address of principal executive officers) ( Zip Code)
Telephone number, including area code: (404) 443-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 27, 2018 the Board of Directors of Haverty Furniture Companies, Inc. (the "Company" or "Havertys"), approved new change-in-control agreements for Havertys' Named Executive Officers ("NEOs"), a management director, and other executive officers (the "Agreements"). The Agreements replace and supersede the existing change-in-control agreements dated December 9, 2011. The term of each Agreement extends until December 31, 2018 and then automatically renews each January 1 unless notice is otherwise provided by Havertys.

The Agreements provide benefits under a qualifying termination of employment within 24 months following a change-in-control. The benefits the individuals would be entitled to receive include:

•
Severance payments – calculated as equal to the sum of: (1) the higher of the individual's annual base salary or the average annual base salary for the three years immediately prior to the event upon which the notice of termination is based and (2) the higher of the amount paid as annual non-equity incentive compensation or the average amount paid in the three years preceding that in which the date of termination occurs.  The resulting amount is then multiplied by two for the NEOs and the management director and 1.5 for the executive officers.

•
Final year bonus – a pro-rata amount for the annual incentive plan performance period in which the date of termination occurs, the calculation and payment of which depend on when the date of termination occurs.

•
Reimbursement for medical and life insurance premiums – payments for a period of 24 months for the NEOs and a management director after the date of termination and 18 months for the executive officers.

•	Acceleration of vesting on then-outstanding stock options and restricted stock awards; then-outstanding performance shares would be governed by the plan under which they were awarded.

The foregoing description of the Agreements does not purport to be complete and it is qualified in its entirety by reference to the Agreements attached hereto as Exhibit 10.1 and Exhibit 10.2, of this Current Report on Form 8-K, and are incorporated by reference into this Item 5.02.

Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

10.1	Form of Agreement dated February 27, 2018 regarding change-in-control with the Named Executive Officers and a Management Director

10.2	Form of Agreement dated February 27, 2018 regarding change-in-control with Executive Officers who are not Named Executive Officers or a Management Director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAVERTY FURNITURE COMPANIES, INC.
March 5, 2018	By:
Jenny Hill Parker Senior Vice President, Secretary and Treasurer